Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2015 USD ($)	Dec. 31, 2014 CNY (¥)
Receivables [Abstract]
Accounts receivable	¥ 1,206,436	$ 173,763	¥ 1,077,771
Allowance for doubtful accounts	(512)	(74)	(2,315)	$ (333)	¥ (335)
Total	¥ 1,205,924	$ 173,689	¥ 1,075,456